UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2007

                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

           Maryland                   001-31916                20-0103914
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 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)

538 Broadhollow Road, Melville, New York                          11747
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(Address of Principal Executive Offices)                       (Zip Code)

 Registrant's telephone number, including area code:           (516) 396-7700
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On June 27, 2007, American Home Mortgage Investment Corp. (the "Company") entered into a commitment letter with certain funds advised by Marathon Asset Management, LLC ("Marathon") whereby Marathon agreed to purchase $125 million principal amount of 9.75% convertible junior subordinated trust preferred securities (the "Trust Preferred Securities") on or prior to June 28, 2007 subject to the terms and conditions set forth therein. On June 28, 2007, the Company announced that it had executed a Purchase Agreement and completed the sale of the Trust Preferred Securities by AHM Capital Trust I (the "Trust"), a newly-formed statutory trust organized under the laws of the State of Delaware. All of the Trust Common Securities (in an aggregate principal amount of $3,866,000) are owned by the Company. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Amended and Restated Declaration of Trust (the "Trust Agreement") is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

      The Trust used the proceeds from the sale of the trust securities to purchase 9.75% junior subordinated convertible debentures, due July 1, 2037, in the principal amount of $128,866,000 issued by the Company (the "Debentures"), the payments on which will be used to satisfy the Trust's obligations on the trust securities. The Debentures were issued pursuant to an Indenture dated June 28, 2007 among the Company and Wilmington Trust Company as Debenture Trustee. A copy of the Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

      Holders of Trust Preferred Securities have the right to convert their Trust Preferred Securities into shares of the Company's common stock (by exchanging such Trust Preferred Securities for Debentures which then are converted into common stock) at an initial conversion price of $25.57 per share, subject to standard anti-dilution adjustments. The conversion price may be reset on certain dates and upon the occurrence of certain events, all as set forth in the Indenture and Trust Agreement. The Company has agreed to file a Registration Statement with respect to the common stock underlying the Trust Preferred Securities within 90 days following the closing date pursuant to a Registration Rights Agreement dated June 28, 2007, a copy of which is attached hereto as
Exhibit 10.2 and is incorporated herein by reference.

      Neither the Trust Preferred Securities, the Common Securities, the underlying common stock, nor the Debentures have been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

      The Company issued a press release on June 28, 2007 in connection with the closing of the transaction. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 2.02   Results of Operations and Financial Condition

      On June 28, 2007, the Company issued a press release (i) addressing the expected impact of credit related charges on its earnings for the second quarter of 2007, (ii) reaffirming its current dividend policy and (iii) temporarily suspending its earnings guidance. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

      The information included in the press release is deemed to be "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As such, it will be expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, and the information contained herein, including Exhibit 99.1 hereto, shall be incorporated by reference into any such filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See the description contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

      See the description contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits:

4.1 Amended and Restated Declaration of Trust, dated as of June 28, 2007, among the Company, as Initial Purchaser of Common Securities and Debenture Issuer, Wilmington Trust Company, as Property Trustee, the Administrative Trustees named therein, Wilmington Trust Company, as Delaware Trustee and the holders from time to time of undivided beneficial interests in the assets of the Trust.

4.2 Indenture, dated as of June 28, 2007, between the Company and Wilmington Trust Company, as Debenture Trustee.

10.1 Purchase Agreement, dated June 28, 2007, among the Company, the Trust and the Purchasers named on Schedule I thereto.

10.2 Registration Rights Agreement, dated as of June 28, 2007, among the Company, the Trust and the Purchasers.

99.1  Press Release, dated June 28, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2007                    AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.

                                       By:     /s/ Michael Strauss
                                          --------------------------------------
                                          Name:  Michael Strauss
                                          Title: Chief Executive Officer

                                  EXHIBIT INDEX

        EXHIBIT NUMBER                             DESCRIPTION
        --------------                             -----------

              4.1 Amended and Restated Declaration of Trust, dated as of June 28, 2007, among the Company, as Initial Purchaser of Common Securities and Debenture Issuer, Wilmington Trust Company, as Property Trustee, the Administrative Trustees named therein, Wilmington Trust Company, as Delaware Trustee and the holders from time to time of undivided beneficial interests in the assets of the Trust.

              4.2 Indenture, dated as of June 28, 2007, between the Company and Wilmington Trust Company, as Debenture Trustee.

             10.1 Purchase Agreement, dated June 28, 2007, among the Company, the Trust and the Purchasers.

             10.2 Registration Rights Agreement, dated as of June 28, 2007, among the Company, the Trust and the Purchasers.

             99.1                  Press Release, dated June 28, 2007.